Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Brant, Chief Financial Officer of Airspan Networks Holdings Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that, to my knowledge:

1.	the Annual Report on Form 10-K of the Company for the year ended December 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 8, 2022

By:	/s/ David Brant
Name:	David Brant
Title:	Chief Financial Officer
(Principal Financial Officer)